Exhibit 7.B

[Sutherland Asbill & Brennan LLP]




                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP


We consent to the reference to our firm in the prospectus included in Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Security Life Separate Account L1 (File No. 333-72753). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                            SUTHERLAND ASBILL & BRENNAN LLP



                                            By:      /s/   Kimberly J. Smith
                                               -----------------------------
                                                     Kimberly J. Smith



Washington, D.C.
May 7, 1999